                                                                   EXHIBIT 10.12

                                 AMENDMENT NO. 2


         This Amendment No. 2 dated as of August 2, 2000 ("Amendment") amends the Credit Agreement dated as of June 12, 1998 among Arkansas Best Corporation, a Delaware corporation (the "Borrower"), the Banks party thereto, Wells Fargo Bank (Texas), N.A., as Administrative Agent (the "Agent"), and Bank of America National Trust and Savings Association and Wells Fargo Bank (Texas), N.A., as Co-Documentation Agents, as amended by Amendment No. 1 and Consent and Waiver dated as of February 12, 1999 and Amendment to Amendment No. 1 and Consent and Waiver dated as of March 15, 1999 (as amended, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein are used herein with the meanings so defined.

         WHEREAS, Wells Fargo Bank (Texas), N.A. has been appointed the successor Administrative Agent under the Credit Agreement;

         WHEREAS, the Agent has requested that the Credit Agreement be amended to delete references to SG and replace them with references Wells Fargo Bank (Texas), N.A.; and

         WHEREAS, the Borrower and the Banks have agreed to so amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) Section 1.1.

             (i) Section 1.1 is amended by adding the following new definition in appropriate alphabetical order:

                  "Wells" means Wells Fargo Bank (Texas), N.A..

             (ii) Section 1.1 is amended by amending the following definitions in their entirety:

                  "Existing Credit Agreement" means the Amended and Restated
             Credit Agreement dated as of February 21, 1996, as amended, among the Borrower, the banks party thereto, Societe Generale, Southwest Agency, as Managing Agent and Administrative Agent, and NationsBank of Texas, N.A., as Documentation Agent.

                  "Prime Rate" means a fluctuating interest rate per annum as shall be in effect from time to time equal to the rate of interest publicly announced by Wells Fargo Bank (Texas), N.A. as its prime commercial lending rate (which may not be the lowest rate offered to its customers), whether or not the Borrower has notice thereof.

         (b) Section 9.2. The address for the Agent is hereby amended in its entirety as follows:

             1445 Ross Avenue, 3rd Floor, Dallas, Texas 75201, Attention: Connor Duffey, Vice President (telecopy: (214) 740-1543; telephone: (214) 740-1537)

         (c) Credit Agreement and each other Credit Document. Each reference to "SG" in the Credit Agreement shall be amended to refer to "Wells". Each reference to "Societe Generale, Southwest Agency" in any other Credit Document shall be amended to refer to "Wells Fargo Bank (Texas), N.A."

         Section 2. Effectiveness of Amendment. This Amendment shall become effective when the Agent shall have received counterparts of this Amendment executed by the Borrower and the Majority Banks.

         Section 3. Effect on Loan Documents. Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agent's or any of the Bank's rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated. This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents.

         Section 4. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute an instrument.

         Section 5. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

         PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A CREDIT AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE CREDIT AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE CREDIT AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN CREDIT AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE CREDIT AGREEMENT. THIS WRITTEN AMENDMENT AND THE

CREDIT DOCUMENTS, AS DEFINED IN THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.








                  [Remainder of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first written above.


                                 BORROWER:

                                 ARKANSAS BEST CORPORATION


                                 By:
                                    --------------------------------------------
                                      David E. Loeffler
                                      Vice President - Chief Financial Officer


                                 ADMINISTRATIVE AGENT:

                                 WELLS FARGO BANK (TEXAS), N.A.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 CO-DOCUMENTATION AGENTS:

                                 BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 WELLS FARGO BANK (TEXAS), N.A.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 BANKS:


                                 WELLS FARGO BANK (TEXAS), N.A.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 SOCIETE GENERALE


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 AMSOUTH BANK


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 BANK ONE, NA


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 ABN AMRO BANK N.V.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 SUNTRUST BANK


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------